COMMUNITY CAPITAL TRUST

CCM Community Impact Bond Fund

(The “Fund”)

CRA Shares (CRAIX)

Institutional Shares (CRANX)

Retail Shares (CRATX)

Supplement dated November 19, 2021

to the

Statement of Additional Information

dated October 1, 2021

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

1.	The Board of Trustees of Community Capital Trust has approved the following change with respect to the Fund: a revision to the Fund’s investment objective to explain that the Fund will seek to achieve its investment objective through investments Community Capital Management, LLC believes will have a positive impact. Accordingly, effective January 18, 2022, the first paragraph under the section entitled “INVESTMENT POLICIES AND RESTRICTIONS” is superseded and replaced with the following:

The Fund’s investment objective is to provide a high level of current income consistent with the preservation of capital through investments that the Advisor believes will have a positive impact.

2.	In addition, effective immediately, the section entitled “CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS” is superseded and replaced with the following:

As of August 31, 2021, Morgan Stanley Smith Barney LLC on behalf of its customers, 1 New York Plaza, 12th Floor, New York, NY 10004-1901, owned 13.75% of the Fund and 26.26% of the Institutional Class Shares of the Fund; National Financial Services LLC on behalf of its customers, 200 Liberty Street, New York, NY 10281, owned 11.57% of the Fund and 20.79% of the Institutional Class Shares of the Fund; Charles Schwab & Co Inc on behalf of its customers, 101 Montgomery Street, San Francisco, CA 94104 owned 7.58% of the Fund and 12.16% of the Institutional Class Shares of the Fund; Merrill Lynch Pierce Fenner & Smith Inc for the benefit of its customers, 4800 Deer Lake Dr E, Jacksonville, FL 32246, owned 5.11% of the Fund and 9.72% of the Institutional Class Shares of the Fund; LPL Financial, on behalf of its customers, PO Box 509046, San Diego, CA 92150, owned 2.69% of the Fund and 5.10% of the Institutional Class Shares of the Fund; HSBC Bank USA National Association, 1421 W Shure Dr #100, Arlington Heights, IL 60004, owned 4.07% of the Fund and 9.07% of the CRA Shares of the Fund; Fifth Third Bank, FBO Senior Living Crime Prev, 5001 Kingsley Dr., Cincinnati, OH 45239 owned 3.97% of the Fund and 6.52% of the CRA Shares of the Fund; National Financial Services LLC for the benefit of its customers, 200 Liberty Street, One World Financial Center, New York, NY 10281, owned 11.57% of the Fund and 26.11% of the Retail Shares of the Fund; Charles Schwab & Co Inc for the benefit of its customers, 101 Montgomery Street, San Francisco, CA 94104, owned 7.58% of the Fund and 35.34% of the Retail Shares of the Fund; and Charles Schwab & Co Inc for the benefit of its customers, 221 Main Street, San Francisco, CA 94105, owned 7.58% of the Fund and 17.61% of the Retail Shares of the Fund.

Please keep this Statement of Additional Information Supplement with your records.

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